                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated January 1, 1998, (98-1), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from February 16, 1998 to March 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 1st day of April, 1998.

                                       GREEN TREE FINANCIAL CORP.


                                       BY: /S/ PHYLLIS A. KNIGHT
                                           ------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.575%,5.85%,5.95%,6.04%,6.68%,6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                   MARCH 1998

                                   CUSIP#'S     393505-YZ9,ZA3,ZB1,ZC9,ZD7,ZE5
                                   TRUST ACCOUNT #3336258-0
                                   REMITTANCE DATE: 4/1/98


                                                            TOTAL $   PER $1,000
                                                            AMOUNT     ORIGINAL
                                                            -------   ----------
CLASS A CERTIFICATES
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                    $6,656,353.50

(b)  Class M-1 Interest Deficiency Amount (if any) and
     Class B-1 Interest Deficiency Amount (if any)
     withdrawn for prior Remittance Date                        0.00

(c)  Amount Available after giving effect to withdrawal
     of Class M-1 Interest Deficiency Amount and B-1
     Interest Deficiency Amount for prior Remittance
     Date                                               6,656,353.50

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate(5.575%)                  5.575%
         b. Class A-1 Interest                             79,063.98  3.59381727
         c. Class A-2 Remittance Rate(5.85%)                    5.85%
         d. Class A-2 Interest                            504,562.50  4.87500000
         e. Class A-3 Remittance Rate(5.95%)                    5.95%
         f. Class A-3 Interest                             96,687.50  4.95833333
         g. Class A-4 Remittance Rate(6.04%,unless
            the Weighted Average Contract Rate is
            less than 6.04%)                                    6.04%
         h. Class A-4 Interest                            279,350.00  5.03333333
         i. Class A-5 Remittance Rate(6.68%,unless
            the Weighted Average Contract Rate is
            less than 6.68%)                                    6.68%
         j. Class A-5 Interest                            762,633.33  5.66666664
         k. Class A-6 Remittance Rate(6.33%,unless
            the Weighted Average Contract Rate is
            less than 6.33%)                                    6.33%
         l. Class A-6 Interest                            237,375.00  5.27500000

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                            .00         .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.575%,5.85%,5.95%,6.04%,6.68%,6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                               MARCH 1998 - Page 2

                                    CUSIP#'S     393505-YZ9,ZA3,ZB1,ZC9,ZD7,ZE5
                                    TRUST ACCOUNT #3336258-0
                                    REMITTANCE DATE: 4/1/98

                                                        TOTAL $      PER $1,000
                                                        AMOUNT        ORIGINAL
                                                     -------------  ------------
(4) Remaining:
    a. Unpaid Class A Interest
       Shortfall                                               .00           .00

B.  Principal
    (5) Formula Principal Distribution
        Amount                                        3,227,636.72           N/A
        a. Scheduled Principal                          451,061.94           N/A
        b. Principal Prepayments                      2,236,216.12           N/A
        c. Liquidated Contracts                                .00           N/A
        d. Repurchases                                         .00           N/A
        e. Current Month Advanced Principal           1,392,004.37           N/A
        f. Prior Month Advanced Principal              (851,645.71)          N/A

    (6)  Pool Scheduled Principal Balance           442,633,647.40

    (6b) Adjusted Pool Principal Balance            441,241,643.03  980.53698451
    (6c) Pool Factor                                    0.98053698

    (7)  Unpaid Class A Principal Shortfall
         (if any)following prior Remittance date               .00

    (8)  Class A Percentage for such Remittance
         Date                                                92.41%
    (9)  Class A Percentage for the following
         Remittance Date                                     92.35%

    (10) Class A Principal Distribution:
         a. Class A-1                                 3,227,636.72  146.71076000
         b. Class A-2                                          .00           .00
         c. Class A-3                                          .00           .00
         d. Class A-4                                          .00           .00
         e. Class A-5                                          .00           .00
         f. Class A-6                                          .00           .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.575%,5.85%,5.95%,6.04%,6.68%,6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                               MARCH 1998 - Page 3

                                      CUSIP#'S  393505-YZ9,ZA3,ZB1,ZC9,ZD7,ZE5
                                      TRUST ACCOUNT #3336258-0
                                      REMITTANCE DATE: 4/1/98


                                                        TOTAL $      PER $1,000
                                                         AMOUNT       ORIGINAL
                                                     -------------  ------------
    (11) Class A-1 Principal Balance                 13,241,643.03  601.89286500
    (11a)Class A-1 Pool Factor                           .60189287

    (12) Class A-2 Principal Balance                103,500,000.00  1000.0000000
    (12a)Class A-2 Pool Factor                         1.000000000

    (13) Class A-3 Principal Balance                 19,500,000.00  1000.0000000
    (13a)Class A-3 Pool Factor                          1.00000000

    (14) Class A-4 Principal Balance                 55,500,000.00  1000.0000000
    (14a)Class A-4 Pool Factor                          1.00000000

    (15) Class A-5 Principal Balance                137,000,000.00  1000.0000000
    (15a)Class A-5 Pool Factor                          1.00000000

    (16) Class A-6 Principal Balance                 45,000,000.00  1000.0000000
    (16a)Class A-6 Pool Factor                          1.00000000

    (17) Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                                  .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.575%,5.85%,5.95%,6.04%,6.68%,6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                               MARCH 1998 - Page 4

                                       CUSIP#'S   393505-YZ9,ZA3,ZB1,ZC9,ZD7,ZE5
                                       TRUST ACCOUNT #3336258-0
                                       REMITTANCE DATE: 4/1/98

C. Aggregate Scheduled Balances and Number of Delinquent Contracts as of Determination Date

     (18) 1-59 days                                     899,096.81            22

     (19) 60 days or more                               224,880.65             4

     (20) Current Month Repossessions                          .00             0

     (21) Repossession Inventory                               .00             0


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in March 2002)

(22) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current Remittance Date            .05%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                       n/a

(23) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Remittance Date           .20%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                       n/a

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.575%,5.85%,5.95%,6.04%,6.68%,6.33%
                           PASS-THROUGH CERTIFICATES,
                         SERIES 1998-1 CLASS A1, A2, A3,
                            A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                               MARCH 1998 - Page 5

                                      CUSIP#'S   393505-YZ9,ZA3,ZB1,ZC9,ZD7,ZE5
                                      TRUST ACCOUNT #3336258-0
                                      REMITTANCE DATE: 4/1/98

(24) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
          5.5% from March 1, 2001 to February 28, 2002, 6.5% from March 1,
          2002 to February 28, 2003, 8.5% from March 1, 2003 to February
          28, 2004 and and 9.5% thereafter)                                  .00

(25) Current Realized Losses Test

     (a)  Current Realized Losses for current Remittance Date                .00

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date; may not exceed 2.25%) .00%

(26) Class M-1 Principal Balance Test

     (a)  The sum of Class M-1 Principal Balance and Class B Principal
          Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
          Date (must equal or exceed 22.5%)                               15.19%

(27) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions on current Remittance Date) as of such Remittance date greater than
          $9,000,000.00                                                      .00

     (b) Class B Principal Balance (before any distributions on current Remittance Date) divided by pool Scheduled Principal Balance as of preceding Remittance Date is equal to or greater than 11.25%  7.59%

                      GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%,6.92%,8.11%
                  PASS-THROUGH CERTIFICATES, SERIES 1998-1
                           CLASS M1 CERTIFICATES
                               MONTHLY REPORT
                            MARCH 1998 - Page 6

                                                 CUSIP#'S     393505-ZF2,ZG0,ZH8
                                                 TRUST ACCOUNT #80-3336258-0
                                                 REMITTANCE DATE: 4/1/98

                                                        TOTAL $      PER $1,000
                                                        AMOUNT        ORIGINAL
                                                      ------------   ----------
CLASS M1 CERTIFICATES
---------------------
(28) Amount available (including Monthly Servicing
     Fee)                                             1,469,044.47

A.   Interest

(29) Aggregate interest
     a. Class M-1 Remittance Rate (6.77%,
        unless Weighted Average Contract
        Rate is below 6.77%)                                  6.77%

     b. Class M-1 Interest                              190,406.25    5.64166667

(30) Amount applied to Class M-1 Interest
     Deficiency Amount                                         .00             0

(31) Remaining unpaid Class M-1 Interest
     Deficiency Amount                                         .00             0

(32) Amount Applied to:
     a. Unpaid Class M-1 Interest Shortfall                    .00             0

(33) Remaining:
     a. Unpaid Class M-1 Interest Shortfall                    .00             0

B.   Principal
(34) Formula Principal Distribution Amount                     .00           N/A
     a. Scheduled Principal                                    .00           N/A
     b. Principal Prepayments                                  .00           N/A
     c. Liquidated Contracts                                   .00           N/A
     d. Repurchases                                            .00           N/A

(35) Class M-1 Principal Balance                     33,750,000.00 1000.00000000
(35a)Class M-1 Pool Factor                              1.00000000

                        GREEN TREE FINANCIAL CORPORATION
       MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%,6.92%,8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                               MARCH 1998 - Page 7

                                                 CUSIP#'S     393505-ZF2,ZG0,ZH8
                                                 TRUST ACCOUNT #3336258-0
                                                 REMITTANCE DATE: 4/1/98

(36) Class M-1 Percentage for such Remittance
     Date                                                      .00%



                                                          TOTAL $    PER $1,000
                                                          AMOUNT      ORIGINAL
                                                         ---------  -----------
(37) Class M-1 Principal Distribution:
     a. Class M-1 (current)                                    .00    0.00000000
     b. Unpaid Class M-1 Principal Shortfall
        (if any) following prior Remittance Date               .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date                .00

(39) Class M-1 Percentage for the following
     Remittance Date                                           .00%

(40) Class M-1 Liquidation Loss Interest
     (a) Class M-1 Liquidation Loss Amount                     .00
     (b) Amount Applied toClass M-1 Liquidation
         Loss Interest Income                                  .00
     (c) Remaining Class M-1 Liquidation Loss
         Interest Amount                                       .00
     (d) Amount applied to Unpaid Class M-1 Loss
         Interest Shortfall                                    .00
     (e) Remaining Unpaid Class M-1 Liquidation
         Loss Interest Shortfall                               .00

                        GREEN TREE FINANCIAL CORPORATION
       MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%,6.92%,8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                               MARCH 1998 - Page 8

                                                 CUSIP#'S     393505-ZF2,ZG0,ZH8
                                                 TRUST ACCOUNT #3336258-0
                                                 REMITTANCE DATE: 4/1/98


CLASS B1 CERTIFICATES
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                   1,278,638.22

(2)  Class B-1 Adjusted Principal Balance                      .00

(3)  Class B-1 Remittance Rate (6.92% unless
     Weighted Average Contract Rate is below 6.92%)           6.92%

(4)  Interest on Class B-1 Adjusted Principal
     Balance                                                   .00

(5)  Aggregate Class B1 Interest                        103,800.00    5.76666667

(6)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                     .00           .00

(7)  Remaining unpaid Class B1
     Interest Shortfall                                        .00           .00

(8)  Amount applied to Class B1 Interest Deficiency Amount     .00

(9)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                         .00

(10) Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                  .00

(10a)Class B Percentage for such Remittance Date               .00

(11) Current Principal (Class B Percentage of
     Formula Principal Distribution Amount)                    .00           .00

(12a)Class B1 Principal Shortfall                              .00

(12b)Unpaid Class B1 Principal Shortfall                       .00

                        GREEN TREE FINANCIAL CORPORATION
       MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%,6.92%,8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                               MARCH 1998 - Page 9

                                                 CUSIP#'S     393505-ZF2,ZG0,ZH8
                                                 TRUST ACCOUNT #3336258-0
                                                 REMITTANCE DATE: 4/1/98

(13) Class B Principal Balance                       33,750,000.00

(14) Class B1 Principal Balance                      18,000,000.00
(14a) Class B1 Pool Factor                              1.00000000

(15) Class B-1 Liquidation Loss Interest

     (a)   Class B-1 Liquidation Loss Amount                   .00
     (b)   Amount Applied to Class B-1 Liquidation
         Loss Interest Income                                  .00
     (c)   Remaining Class B-1 Liquidation Loss
         Interest Amount                                       .00
     (d)   Amount applied to Unpaid Class B-1 Loss
         Interest Shortfall                                    .00
     (e)   Remaining Unpaid Class B-1 Liquidation
         Loss Interest Shortfall                               .00

CLASS B2 CERTIFICATES
---------------------
(16) Remaining Amount Available                       1,174,838.22

(17) Class B-2 Remittance Rate (8.11%
     unless Weighted Average Contract Rate
     is less than 8.11%)                                      8.11%

(18) Aggregate Class B2 Interest                        106,443.75    6.75833333

(19) Amount applied to Unpaid Class
     B2 Interest Shortfall                                     .00           .00

(20) Remaining Unpaid Class B2 Interest Shortfall              .00           .00

(21) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date                  .00

(22) Class B2 Principal Liquidation Loss Amount                .00

(23) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                      .00

                        GREEN TREE FINANCIAL CORPORATION
       MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%,6.92%,8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                               CLASS BCERTIFICATES
                                 MONTHLY REPORT
                              MARCH 1998 - Page 10

                                                 CUSIP#'S     393505-ZF2,ZG0,ZH8
                                                 TRUST ACCOUNT #3336258-0
                                                 REMITTANCE DATE: 4/1/98

(24) Guarantee Payment                                         .00

(25) Class B2 Principal Balance                      15,750,000.00
(25a)Class B2 Pool Factor                               1.00000000

                                                         TOTAL $      PER $1,000
                                                         AMOUNT       ORIGINAL
                                                      -----------  -------------
(26) Monthly Servicing Fee (Deducted from Certificate
     Account balance to arrive at Amount Available if
     the Company or Green Tree Financial Corporation
     is not the Servicer; deducted from funds
     remaining after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount, Class B-1
     Distribution Amount and Class B-2 Distribution
     Amount; if the Company or Green Tree Financial
     Corporation is the Servicer)                       185,550.39

(27) 3% Guarantee                                       882,844.08

(28) Class B-31 Distribution Amount                            .00

(29) Class B-31 Formula Distribution Amount
     (all Excess Interest plus Unpaid Class B-31
     Shortfall)                                                .00

(30) Class B-31 Distribution Amount
     (Remaining Amount Available)                              .00

(31) Class B-31 Shortfall (26-27)                              .00

(32) Unpaid Class B-31 Shortfall                               .00

(33) Class M-1 Interest Deficiency on such Remittance Date     .00

(34) Class B-1 Interest Deficiency on such Remittance Date     .00

                        GREEN TREE FINANCIAL CORPORATION
       MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%,6.92%,8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                               CLASS BCERTIFICATES
                                 MONTHLY REPORT
                              MARCH 1998 - Page 11

                                            CUSIP#'S     393505-ZF2,ZG0,ZH8
                                            TRUST ACCOUNT #3336258-0
                                            REMITTANCE DATE: 4/1/98

(35) Repossessed Contracts                                     .00

(36) Repossessed Contracts Remaining in Inventory              .00

(37) Weighted Average Contract Rate                        9.69956

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.